UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2024

MFA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, 48th Floor
New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 207-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	MFA	New York Stock Exchange
7.50% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PB	New York Stock Exchange
6.50% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PC	New York Stock Exchange
8.875% Senior Notes due 2029	MFAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 17, 2024, MFA Financial, Inc., a Maryland corporation (the “Company”), completed the issuance and sale of $75 million aggregate principal amount of its 9.000% Senior Notes due 2029 (the “Notes”), in a public offering pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-267632) (the “Registration Statement”) and a related prospectus, as supplemented by a preliminary prospectus supplement, dated April 15, 2024 and a final prospectus supplement dated April 15, 2024, each filed with the Securities Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Underwriting Agreement (as defined below), the Company also granted the Underwriters (as defined below) a 30-day option to purchase up to an additional $11.25 million aggregate principal amount of the Notes to cover over-allotments, if any.

The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of April 15, 2024, by and among the Company and Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC, Wells Fargo Securities, LLC and Piper Sandler & Co. as representatives of the several underwriters named therein (collectively, the “Underwriters”), whereby the Company agreed to sell to the Underwriters and the Underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the Notes. The Company made certain customary representations, warranties and covenants concerning the Company and the Registration Statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

The Notes were issued at 100% of the principal amount, bear interest at a rate equal to 9.000% per year, payable in cash quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, beginning on August 15, 2024, and are expected to mature August 15, 2029 (the “Maturity Date”), unless earlier redeemed. The Company may redeem the Notes in whole or in part at any time or from time to time at the Company’s option on or after August 15, 2026, upon not less than 30 days written notice to holders prior to the redemption date, at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date, as described in greater detail in the Indenture (as defined below).

The Notes were issued under the indenture, dated June 3, 2019 (the “Base Indenture”), as supplemented by the third supplemental indenture, dated April 17, 2024 (the “Third Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), by and between the Company and Wilmington Trust, National Association, as trustee. The Notes are senior unsecured obligations of the Company that rank senior in right of payment to any future indebtedness of the Company that is expressly subordinated in right of payment to the Notes, equal in right of payment to the Company's existing and future unsecured indebtedness that is not so subordinated, including the Company’s 6.25% Convertible Senior Notes due 2024 (the “Convertible Notes”) and 8.875% Senior Notes due 2029, effectively subordinated in right of payment to any of the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other liabilities (including trade payables) and (to the extent not held by the Company) preferred stock, if any, of the Company’s subsidiaries and of any entity the Company accounts for using the equity method of accounting.

The Indenture contains customary events of default. If there is an event of default under the Notes, the principal amount of the Notes, plus accrued and unpaid interest (including additional interest, if any), may be declared immediately due and payable, subject to certain conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events of default involving the Company.

The net proceeds to the Company from the sale of the Notes, after deducting the Underwriters’ discounts and commissions and estimated offering expenses, are expected to be approximately $72.2 million. The Company intends to use the net proceeds from this offering for general corporate purposes, which may include investing in additional residential mortgage-related assets, including but not limited to, residential whole loans, business purpose loans, MBS and other mortgage-related investments, and for working capital, which may include, among other things, the repayment of existing indebtedness, including amounts outstanding under the Company’s repurchase agreements and the repurchase or repayment of a portion of the Convertible Notes.

Copies of the Underwriting Agreement, the Base Indenture, the Third Supplemental Indenture and the form of the Notes are attached hereto as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the form of the Notes. In connection with the registration of the Notes under the Securities Act, the legal opinions of Venable LLP and Hunton Andrews Kurth LLP relating to the legality of the Notes are attached as Exhibit 5.1 and Exhibit 5.2, respectively, to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit

1.1	Underwriting Agreement, dated April 15, 2024, by and among the Company and Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC, Wells Fargo Securities, LLC and Piper Sandler & Co. as representatives of the several underwriters named therein.

4.1	Indenture, dated June 3, 2019, between the Company and Wilmington Trust, National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form 8-K, dated June 3, 2019).

4.2	Third Supplemental Indenture, dated April 17, 2024, between the Company and Wilmington Trust, National Association, as Trustee (incorporated herein by reference to Exhibit 4.10 to the Registrant’s Registration Statement on Form 8-A, dated April 17, 2024).

4.3	Form of 9.000% Senior Notes Due 2029 of the Company (attached as Exhibit A to the Third Supplemental Indenture, incorporated herein by reference to Exhibit 4.10 to the Registrant’s Registration Statement on Form 8-A, dated April 17, 2024).

5.1	Opinion of Venable LLP regarding the legality of the Notes.

5.2	Opinion of Hunton Andrews Kurth LLP regarding the legality of the Notes.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.2 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.
(REGISTRANT)

By:	/s/ Harold E. Schwartz
Name: Harold E. Schwartz
Title: Senior Vice President and General Counsel

Date: April 17, 2024